Prospectus Supplement

November 13, 2017

Morgan Stanley Institutional Fund Trust

Supplement dated November 13, 2017 to the Morgan Stanley Institutional Fund Trust Prospectuses dated May 1, 2017

Core Plus Fixed Income Portfolio
Corporate Bond Portfolio
Global Multi-Asset Income Portfolio
Global Strategist Portfolio
High Yield Portfolio
Mid Cap Growth Portfolio
Short Duration Income Portfolio
Strategic Income Portfolio

The seventh bullet point in the section of each Prospectus entitled "Appendix A—Intermediary-Specific Sales Charge Waivers and Discounts—Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch" is hereby deleted and replaced with the following:

•  Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a conversion with respect to such shares (or any other Class of shares) to load waived shares following a shorter holding period, that conversion right will apply following such shorter period

Please retain this supplement for future reference.

  MSIFTMERRPROSPT 11/17